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                            VANGUARD ADMIRAL FUNDS(R)
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 26, 2000

Effective January 25, 2001, the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds are closed to new shareholder accounts. Current shareholders may continue to invest in those funds without limitations.
     Vanguard Admiral Treasury Money Market Fund remains open to new shareholder accounts.


















(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS12N 022001